COLUMBIA ACORN FUND
                          COLUMBIA ACORN INTERNATIONAL
                               COLUMBIA ACORN USA
                              COLUMBIA ACORN SELECT
                       COLUMBIA ACORN INTERNATIONAL SELECT
                            COLUMBIA THERMOSTAT FUND
                PROSPECTUS SUPPLEMENT DATED FEBRUARY 9, 2005 TO
                          PROSPECTUS DATED MAY 1, 2004

         As discussed in greater detail in earlier supplements, on March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and Columbia Funds Distributor, Inc. ("CFD" and collectively with Columbia Management, "Columbia") the distributor of the shares of the Columbia Funds, the Columbia Acorn Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia Wanger Asset Management, L.P., the advisor to the Columbia Acorn Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

         On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Columbia Acorn Funds, the Board of Trustees of the Columbia Acorn Funds expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

         Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

         As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

         A copy of the SEC Order will be available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement will be available as part of the Bank of America Corporation Form 8-K filing on or about February 10, 2005.

                              COLUMBIA ACORN TRUST

                               COLUMBIA ACORN FUND
                          COLUMBIA ACORN INTERNATIONAL
                               COLUMBIA ACORN USA
                              COLUMBIA ACORN SELECT
                       COLUMBIA ACORN INTERNATIONAL SELECT
                            COLUMBIA THERMOSTAT FUND
                    SUPPLEMENT DATED FEBRUARY 9, 2005 TO THE
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2004

Under the heading "PROGRAMS FOR ELIMINATING OR REDUCING SALES CHARGES", the following is added:

PRIVILEGES OF INSURANCE COMPANY SEPARATE ACCOUNTS. Class A shares of the Funds may be sold to insurance company separate accounts without the imposition of a front-end sales charge provided that the following conditions are met:

     1. The sponsoring insurance company makes shares of a Fund available to its contract owner/investors without the imposition of a sales charge;

     2. The sponsoring insurance company provides services to the investors in the insurance company separate account, including recordkeeping and administrative services, for which the sponsoring insurance company would be compensated by the Trust's service providers and not by a Fund; and

     3. The insurance company separate account is structured as a pool of IRA accounts managed by the sponsoring insurance company.



                                                                ACN-35/507U-0205